Exhibit 99.1

German American Symbol: GABC November 3 – 5, 2021 Hovde Group Financial Services Conference

Presented By 2 D. Neil Dauby , President and Chief Operating Officer (812) 482 - 0707 neil.dauby@germanamerican.com Bradley M. Rust, Senior Executive Vice President and CFO (812) 482 - 0718 brad.rust@germanamerican.com

CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur in the future . By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements . Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward - looking statement include those that are discussed in Item 1 , “Business – Forward Looking Statements and Associated Risk,” and Item 1 A, “Risk Factors,” in our Annual Report on Form 10 - K for 2020 as updated and supplemented by our other SEC reports filed from time to time . 3

Who We Are Indiana & Kentucky Community - focused Financial Services Organization • Banking, Insurance, Investments & Trust • $ 5.5 Billion Total Banking Assets • $ 2.3 Billion Investment and Trust Assets Under Management • $ 70 Million Annual Insurance Premiums • ~ 800 Team Members • 64 Banking Offices 4

5 Capitalize upon Market Strength & Growth Indiana MSA Market Expansion Market Total Market Deposits GABC Deposit Market Share*** Market Share Position *** # of Branches*** Heritage Markets* $ 6,529,499 35% #1 27 Evansville/Newburgh $ 6,700,611 9% #3 8 Bloomington $ 3,412,353 11% #4 3 Columbus $ 1,714,657 11% #3 4 Louisville MSA (Indiana Portion)** $ 4,435,166 6% #7 5 Total Indiana Growth Markets $ 16,262,787 * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/21 Statistics

6 Capitalize upon Market Strength & Growth Kentucky MSA Market Expansion Market Total Market Deposits GABC Deposit Market Share** Market Share Position** # of Branches** Owensboro $ 3,015,787 5% #6 3 Bowling Green $ 3,535,230 8% #4 4 Louisville MSA* (Kentuck y Portion) $ 33,122,114 2% #9 11 Total Kentucky Growth Markets $ 39,673,131 ** Source: FDIC 06/30/21 Statistics (Inclusive of pending acquisition of Citizens Union Bank) * Includes the Kentucky counties of Jefferson, Bullitt, Oldham, Shelby & Spencer

History of Superior Financial Performance - Nine Consecutive Years of Increased Dividends - Eleven Years of Consecutive Record Earnings Performance - Double - Digit Return on Equity for Past 16 Consecutive Fiscal Years - Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly - traded Companies) - Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 - Newsweek Best Banks in America (Indiana) 2021 - 2022 7

FINANCIAL TRENDS 8

$2,956 $3,144 $3,929 $4,398 $4,978 $5,476 1.24% 1.35% 1.38% 1.43% 1.32% 1.63% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 9/30/21 (Dollars in Millions) Total Assets Annualized Return on Assets 9

$1,990 $2,142 $2,728 $3,077 $3,088 $3,009 81% 81% 78% 80% 82% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/21 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 10

Total Loans $3,009.3 million Loan Portfolio Composition As of September 30, 2021 11 Construction & Development Loans , $ 211.6 million , 7% Agricultural Loans , $ 357.9 million , 12% Commercial Real Estate Owner Occupied , $ 401.5 million , 13% Commercial Real Estate Non - Owner Occupied , $ 742.3 million , 25% Multi - Family Residential Properties , $ 212.3 million , 7% Commercial & Industrial Loans , $ 525.9 million , 18% Consumer Loans , $ 62.4 million , 2% Home Equity Loans , $ 218.9 million , 7% Residential Mortgage Loans , $ 276.6 million , 9%

0.14% 0.38% 0.34% 0.33% 0.44% 0.34% 0.76% 0.48% 0.45% 0.45% 0.52% 0.43% * 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/21 Non - Performing Assets to Total Assets GABC Peer Group 12 *Peer Group as of 06/30/21

$2,350 $2,484 $3,073 $3,430 $4,107 $4,593 84% 84% 81% 82% 88% 92% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/21 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 13

Non - Interest Bearing Demand , $1,453.2 million , 32% Interest Bearing Demand, Savings & Money Market , $2,762.3 million , 60% Time Deposits , $377.5 million , 8% Deposit Composition as of September 30, 2021 Total Deposits $4,593.0 million 14 Year Cost of Deposits Cost of Funds 2016 0.23% 0.32% 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% Q3 2021 0.10% 0.18%

$330 $365 $459 $574 $625 $650 13.02% 13.82% 14.82% 14.98% 13.46% 16.97% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/21 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Tangible Equity 15

$94,904 $99,909 $114,610 $145,225 $155,243 $113,103 $120,099 3.75% 3.76% 3.75% 3.92% 3.63% 3.60% 3.34% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/20 YTD 09/30/21 YTD (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent) 16

$1,200 $1,750 $2,070 $5,325 $17,550 $15,550 $(8,500) 0.04% 0.04% 0.08% 0.17% 0.08% 0.03% 0.02% $(10,000) $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/20 YTD 09/30/21 YTD (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans 17

$32,013 $31,854 $37,070 $45,501 $54,474 $39,783 $44,495 25% 24% 24% 24% 26% 26% 27% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/20 YTD 09/30/21 YTD (Dollars in Thousands) Non - Interest Income Non-Interest Income as % of Total Revenue 18

$76,587 $77,803 $93,553 $114,162 $117,123 $87,836 $92,740 58.3% 56.8% 60.6% 59.0% 55.0% 56.6% 55.2% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/20 YTD 09/30/21 YTD (Dollars in Thousands) Non - Interest Expense Efficiency Ratio 19

$35,184 $40,676 $46,529 $59,222 $62,210 $41,320 $64,865 $1.57 $1.77 $1.99 $2.29 $2.34 $1.56 $2.44 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 09/30/20 YTD 09/30/21 YTD (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share* * Earnings Per Share adjusted for 3 - for - 2 stock split completed in 2017 20

Citizens Union Bancorp’s major Kentucky markets enhance GABC’s overall demographics Attractive Addition to Kentucky Franchise GABC CUB Pro Forma Branch Map Source: S&P Global Market Intelligence, Company documents 1) Based on 3,706,299 shares of CUB common stock outstanding 2) GABC YTD Diluted Earnings Per Share 3) Demographic & deposit data as of June 30, 2021 21 Balance Sheet & Select Metrics as of 9/30/21 Announced M & A - Citizens Union Bank (1) (2) County Total County Deposits ($000's) 2021Market Share Rank Total Banks GAB/CUB Branches 2010 Population 2020 Population Growth Rate Median Household Income GABC *Clark 2,224,971$ 6.60% 5 13 3 110,232 121,093 9.85% 59,064$ *Floyd 2,210,195$ 5.10% 8 13 2 74,578 80,484 7.92% 63,219$ CUB *Jefferson KY 30,069,020$ 0.55% 16 25 3 742,054 765,413 3.15% 59,049$ *Oldham 915,759$ 3.48% 7 11 1 60,316 67,607 12.09% 97,968$ *Bullitt 1,003,931$ 2.59% 8 9 1 74,319 82,217 10.63% 65,560$ Hardin 2,105,387$ 1.30% 11 12 1 106,950 111,637 4.38% 57,463$ *Shelby 969,493$ 44.49% 1 7 5 42,189 49,989 18.49% 67,056$ *Spencer 163,911$ 28.90% 2 2 1 17,201 19,681 14.42% 80,166$ Owen 128,503$ 100.00% 1 1 2 10,841 11,278 4.03% 48,801$ Gallatin 64,734$ 51.30% 1 3 1 8,589 8,690 1.18% 52,167$ 39,855,904$ 1,247,269 1,318,089 * Included in Louisville Metro Market

22 • Attractive addition to German American franchise: – Expands GABC’s market share position in the attractive Louisville, KY market (1) • T r i p l i n g m a r ket s h a r e t o 2 . 47% , a t op - 10 o v e r a l l m a r ket s h a r e pos i t i on i n a m a j or m e t r o m a r ket • Increases German American’s deposit market share rank to #4 of banks with less than $20 billion assets • Logical expansion within the Louisville market, enhancing the Company’s existing Indiana footprint and Louisville Commercial LPO • Further expands German American’s Kentucky footprint following upon the Citizens First Corp. merger in 2019 a n d F i r st S ec u r i t y , I n c. m e r ger i n 2018 – Complementary community banking model & culture with opportunity to expand relationships with Citizens Union customers – Retention of key Citizens Union personnel - David Bowling (current CEO) and Darryl Traylor (current President) will assume regional roles in a senior advisory capacity as Regional Chairman and Vice Chairman, respectively • Financially Compelling: – ~14% accretive to first full year EPS (2) – ~2.50 year earn back period and 3.2% dilutive to TBV at closing (3) – ~200+ bps improvement in 2023E ROATCE (first full year of combined operations with 100% cost saves) – Price / LTM Net Income + Cost Savings of 8.2x (4) – Pro forma tangible common equity / tangible assets > 9.5% at close leaves GABC well positioned for continued growth 1) Defined as MSA of Louisville, KY 2) Excludes one - time costs. Assumes 100% phase - in of projected cost savings 3) Tangible book value per share earn back period defined as the number of years for pro forma tangible book value per shar e t o exceed projected standalone tangible book value per share (“crossover”) 4) Based on GABC’s 10 Day VWAP $35.99 as of September 17, 2021

WHY INVEST IN GABC? 23

24 Why Invest in GABC? $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 GABC Earnings Per Share Growth * As of 12/31 for years shown *Earnings Per Share adjusted for 3 - for - 2 stock split completed in 2017

25 $7.64 $8.62 $8.92 $10.40 $11.57 $11.94 $13.45 $13.81 $16.49 $18.63 GABC Tangible Book Value Per Share Why Invest in GABC? * As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3 - for - 2 stock split completed in 2017

26 $12.13 $14.48 $18.95 $20.35 $22.21 $35.07 $35.33 $27.77 $35.62 $33.09 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown * *Stock Price adjusted for 3 - for - 2 stock split completed in 2017

Why Invest in GABC 27 • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay - out Capacity

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